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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 24, 2001



                            NEOSE TECHNOLOGIES, INC.
                            ------------------------
                 (Exact name of issuer as specified in charter)



            DELAWARE                      0-27718               13-3549286
  (State or Other Jurisdiction          (Commission          (I.R.S. Employer
       of Incorporation or                 file               Identification
          Organization)                   number)                 Number)


                                102 Witmer Road,
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)


                                 (215) 441-5890

              (Registrant's telephone number, including area code)




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Item 5 - Other Events.

         On October 24, 2001, Neose Technologies, Inc. ("Neose") announced that its Board of Directors authorized an open market stock repurchase program that will enable Neose to purchase up to one million shares of outstanding Neose common stock, subject to market conditions and other factors.







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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            NEOSE TECHNOLOGIES, INC.


Date: October 25, 2001                By: /s/ Stephen A. Roth
                                          --------------------
                                          Stephen A. Roth
                                          Chairman and Chief Executive Officer